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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       NOVEMBER 28, 2000
                                                   -----------------------------
                          CREDENCE SYSTEMS CORPORATION
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             (Exact name of registrant as specified in its charter)
        DELAWARE                      000-22366                94-2878499
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 (State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)
                  215 FOURIER AVENUE, FREMONT, CALIFORNIA 94539
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               (Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code        (510) 657-7400
                                                      --------------------------
                                      NONE
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On November 28, 2000, the Registrant issued a press release reporting the results for the fourth fiscal quarter and the fiscal year ended October 31, 2000.

Item 7.  Exhibits.

         Press Release disseminated on November 28, 2000 reporting the results for the fourth fiscal quarter and the fiscal year ended October 31, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CREDENCE SYSTEMS CORPORATION
                                           ----------------------------
                                           (Registrant)


Date:  November 29, 2000                   By   /S/ DENNIS P. WOLF
                                             -----------------------------------

                                           Name:    Dennis P. Wolf
                                           Title:   Executive Vice President and
                                                    Chief Financial Officer


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                                INDEX TO EXHIBITS




EXHIBIT NO.                       DESCRIPTION

99.1 Press Release disseminated on November 28, 2000 reporting the results for the fourth fiscal quarter and the fiscal year ended October 31, 2000.